April 2015 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

Dixie History

THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2007 Launched wool products in Masland & Fabrica – high-end designers
- 2010 Residential "soft products" growth strategy
- 2012 New Masland Contract management – performance tile strategy
- 2012 Purchased Colormaster dye house – lower cost
- 2012 Purchased Crown rugs – wool rugs
- 2013 Purchased Robertex - wool carpet mill
- 2014 Expanded and realigned manufacturing to increase capacity
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality

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Dixie Today • Commitment to brands in the upper- end market with strong growth potential • Diversified between Commercial and Residential markets • Diversified customer base (TTM Basis, excludes Atlas) – Top 10 carpet customers • 13% of sales – Top 100 carpet customers • 26% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling • New construction is a smaller effect • Dixie is driven by the wealth effect • The stock market and consumer confidence • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/const/c25 (new). 6 3,000 3,500 4,000 4,500 5,000 5,500 250 300 350 400 450 500 550 600 Jan '10 Jan '11 Jan '12 Jan '13 Jan '14 • “Insufficient supply appears to be hampering prospective buyers in several areas of the country and is hiking prices to near unsuitable levels. • “Stronger price growth is a boon for homeowners looking to build additional equity, but it continues to be an obstacle for current buyers looking to close before rates rise. • “With all indications pointing to a rate increase from the Federal Reserve this year – perhaps as early as this summer – affordability concerns could heighten as home prices and rents both continue to exceed wages Lawrence Yun, Chief Economist National Association of Realtors March 23, 2015

Residential and Commercial Fixed Investment 7 Rebound in residential activity Rebound in commercial activity We expect 2015 to continue the trend of continuing the rebound of fixed investment as a percent of GDP

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2013 U.S. Carpet & Rug Manufacturers 9 Source: Floor Focus – includes carpet as broadloom and modular tile, and rug sales Carpet Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 3,110 27.7% Residential & Commercial Mohawk (MHK) $ 2,521 22.4% Residential & Commercial Beaulieu (Private) $ 625 5.6% Residential & Commercial Interface (TILE) $ 459 4.1% Commercial Only Engineered Floors (Private) $ 385 3.4% Residential Only Dixie (DXYN) $ 342 3.0% Residential & Commercial Other $ 3,806 33.8% Residential & Commercial Market $ 11,248 100.0%

U.S. 2014 Carpet Market of $8.7 billion 10 Source: Floor Focus – Broadloom & Carpet Tile and Dixie Group estimate Dixie versus the Industry TTM Q1 2015 Dixie sales

Carpet Dollar Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 11

Carpet Unit Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 12

Industry Positioning The Dixie Group 13 • Strategically, our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 14 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands 15 Sales by Brand for TTM Q1 2015

Dixie Group High-End Residential Sales All Brands Retailer, 64%Designer, 16% Mass Merchant, 13% Builder, 4% Commercial, 1% Specialty - OEM, 2% 16 Sales by Channel for TTM Q1 2015 The company believes that a significant portion of retail sales also involve a designer

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie Home provides a “full line” to retailers – Sells Specialty and Mass Merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® SolarMax ® Fiber Technology – Durasilk Polyester 17

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 26% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Wool products in both tufted and woven constructions 18

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 34% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 19

Commercial Market Positioning The Dixie Group 20 • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 21

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Market specific modular carpet tile collections – Masland Hospitality using “computerized yarn placement” technology 22

23 Sales by Channel for TTM Q1 2015 Channels: Interior Design Specifier and Commercial End User

• Avant is a forward thinking brand that has an Artisan’s theme • Dedicated to servicing the designer through the multi-line interior finishes sales agent • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings 24

$331 $321 $283 $205 $231 $270 $266 $345 $407 $417 2006 2007 2008 2009 2010 2011 2012 2013 2014 TTM Q1 2015 Net Sales (millions) 25 Dixie Group Sales $ in millions Includes Atlas Carpet Mills since March 2014 and Burtco since September 2014

Sales & Operating Income $ in millions 26 Note: Non-GAAP reconciliation starting on slide 33 Below is the estimated cost to complete the remaining Facility Consolidation Plan: Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 Net Sales 320.8 283 203 231 270 266 344 407 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) Non-GAAP Adjusted Op. Income 16.7 (28.5) (45.4) (2.6) 5.7 3.5 16.4 4.7 Non-GAAP Adjusted EBITDA 29.7 15.5 5.3 10.3 14.5 13.2 26.5 17.7 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2014 Net Sales 83.6 89.9 95.4 85.1 107.9 109.0 104.6 95.9 Net Income (Loss) 1.6 1.4 1.6 4.6 (0.6) (0.2) (5.2) (2.5) Non-GAAP Adjusted Op. Income 4.7 4.7 3.8 (0.9) 2.8 3.4 (0.6) (1.9) Non-GAAP Adjusted EBITDA 7.2 7.4 6.3 2.1 6.1 6.8 2.8 1.7 Facility Consolidation Plan Summary Q1 2015 Q2 2015 Q3 2015 Q4 2015 2016 Est East Coast Facility consolidation 605 595 - 227 165 East Coast Asset write off - - - - - West Coast Facility consolidation 170 100 109 - - Total facility consolidation and asset write off's 775 695 109 227 165

2014 - 2015 Restructuring $ in millions 27 To present an order of magnitude impact on Dixie due to the restructuring, we recast the 2014 numbers using our 2013 experience in manufacturing and claims as well as removed the impacts from the acquisitions and restructuring. This does not include planned savings from the restructuring. The Company has recast the numbers for 2014 in the following ways: • Note 1 - Using the actual experience in claims and allowances in adjusting sales • Note 2 - Using the manufacturing variances in line with the actual experience achieved in 2013 in adjusting Cost of Sales • Note 3 - Eliminating the restructuring expense in Operating Income • Note 4 - Removing the Atlas and Burtco transaction expenses in adjusting Cost of Sales & General and Administrative costs • Note 4 - Removing the gain on purchase of Atlas and Burtco as a result of the write up of assets under fair value accounting • Note 5 - Removing the operating loss and loss on asset disposal in Discontinued Operations due to the closure of the Carousel line of business • Results do include results of Atlas Carpet Mills from March 2014 and Burtco from September 2014

Current Business Conditions
2015 Activity

THE DIXIE GROUP

- We continue to outperform the industry in sales growth
- Operationally we continue to create advantages for the future:
  - We have launched Masland Hospitality
  - We have expanded our product offerings:
    - New wool products plus "Permaset" unlimited wool color selection
    - Stainmaster® TruSoft™ and PetProtect™ broadloom products
    - Utilizing investments in ColorPoint™, iTuft™ and computerized yarn placement (CYP) tufting technologies
- We have expanded our capacity:
  - $350 million in 2013 to $550 to $600 million depending on mix
  - We completed approximately 90% of our restructuring as of Q1 2015
  - We have increased headcount by 53% since the beginning of 2013

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29 Current Business Conditions 2015 Initiatives • We are now streamlining the operational changes of the past year with a focus on training, yields, waste and process efficiencies • We are growing our new Masland Hospitality brand, building on our purchase of Burtco and its expertise in custom computerized yarn placement (CYP) product offerings to the hospitality market • We are launching a significant number of new products in 2015 through our Atlas Carpet Mills division, a premium supplier to the specified commercial marketplace • We are taking advantage of our new capacity in custom machine tufted rugs to increase our presence in both the residential and commercial “specified designer” markets • First 4 weeks of the second quarter carpet sales are up over 6%.

Outlook for 2015 The housing & commercial markets are still growing: • Our upper-end residential market is continuing to grow with an improved economy and consumer confidence:  Masland and Fabrica Wool growth opportunities  New Stainmaster® PetProtect™ and TruSoft™ products  Stainmaster ® partnership to expand retail coverage • Commercial market is growing, especially in the hospitality market:  Masland Hospitality growth opportunities with both new tufted and custom computerized yarn placement offerings  Atlas growth opportunities with new products using ColorPoint™ technology and new modular tile offerings  Masland Contract has expanded modular tile collections • Leveraging our previously expanded sales forces • Internal operations are beginning to show the benefits of our restructuring 30

Non-GAAP Information 32 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one-time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one-time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined, all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures net of asset sales. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6)

Non-GAAP Gross Profit	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014	Q1 2015
Net Sales	320,795	282,710	203,480	231,322	270,110	266,372	344,374	406,588	95,855
Gross Profit	97,217	78,089	52,105	56,651	65,506	65,372	85,569	95,497	23,339
Plus: Business integration expense	-	-	-	-	-	1,383	4,738	445	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-
Non-GAAP Adj. Gross Profit (Note 1)	97,217	78,089	52,105	56,651	65,506	66,755	90,674	96,548	23,339
Gross Profit as % of Net Sales	30.3%	27.6%	25.6%	24.5%	24.3%	24.5%	24.8%	23.5%	24.3%
Non-GAAP Adj. Gross Profit % of Net Sales	30.3%	27.6%	25.6%	24.5%	24.3%	25.1%	26.3%	23.7%	24.3%

Non-GAAP S,G&A	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014	Q1 2015
Net Sales	320,795	282,710	203,480	231,322	270,110	266,372	344,374	406,588	95,855
Selling and Administrative Expense	78,789	76,115	60,542	57,362	60,667	63,489	76,221	93,182	24,757
Plus: Business integration expense	-	-	-	-	-	-	(1,706)	(1,429)	-
Less: Acquisition expenses	-	-	-	-	-	(318)	(350)	(790)	-
Non-GAAP Adj. Selling and Administrative Expense	78,789	76,115	60,542	57,362	60,667	63,171	74,164	90,963	24,757
S,G&A as % of Net Sales	24.6%	26.9%	29.8%	24.8%	22.5%	23.8%	22.1%	22.9%	25.8%
Non-GAAP Selling and Admin as % of Net Sales (Note 2)	24.6%	26.9%	29.8%	24.8%	22.5%	23.7%	21.5%	22.4%	25.8%

Non-GAAP Operating Income	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014	Q1 2015
Net Sales	320,795	282,710	203,480	231,322	270,110	266,372	344,374	406,588	95,855
Operating income (loss)	16,707	(28,460)	(45,390)	(2,570)	5,668	1,815	8,855	(5,236)	(2,683)
Plus: Acquisition expenses	-	-	-	-	-	318	350	790	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-
Plus: Business integration expense	-	-	-	-	-	1,383	6,616	1,874	-
Plus: Facility consolidation expense	-	-	-	-	-	-	-	5,514	775
Plus: Impairment of assets	-	-	-	-	-	-	195	1,133	-
Plus: Impairment of goodwill	-	-	-	-	-	-	-	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 3)	16,707	(28,460)	(45,390)	(2,570)	5,668	3,516	16,384	4,682	(1,908)
Operating income as % of net sales	5.2%	-10.1%	-22.3%	-1.1%	2.1%	0.7%	2.6%	-1.3%	-2.8%
Adjusted operating income as a % of net sales	5.2%	-10.1%	-22.3%	-1.1%	2.1%	1.3%	4.8%	1.2%	-2.0%

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Non-GAAP EBIT and EBITDA	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014	Q1 2015
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(927)	5,291	(1,402)	(2,468)
Less: (Loss) from discontinued, net tax	(521)	(313)	(382)	(280)	(286)	(275)	(266)	(2,075)	(88)
Plus: Taxes	3,686	(2,932)	(8,870)	(2,604)	684	(401)	(576)	1,054	(1,490)
Plus: Interest	6,347	5,965	5,521	4,124	3,470	3,146	3,756	4,302	1,177
Non-GAAP Adjusted EBIT (Note 5)	16,801	(28,134)	(45,208)	(2,854)	5,426	2,092	8,737	6,029	(2,693)
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,650	9,396	10,263	12,908	3,637
EBITDA	29,742	(14,382)	(31,704)	8,721	15,075	11,488	18,999	18,937	944
Plus: Acquisition expenses	-	-	-	-	-	318	350	790	-
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606	-
Less: Gain on purchase of business	-	-	-	-	-	-	-	(11,110)	-
Plus: Business integration expense	-	-	-	-	-	1,383	6,616	1,874	-
Plus: Facility consolidation expense	-	2,317	4,091	1,556	(563)	-	-	5,514	775
Plus: Impairment of assets	-	4,478	1,459	-	-	-	195	1,133	-
Non-GAAP Adj. EBITDA (Note 5)	29,742	15,534	5,252	10,277	14,512	13,189	26,528	17,745	1,719
Non-GAAP Adj. EBITDA as % of Net Sales	9.3%	5.5%	2.6%	4.4%	5.4%	5.0%	7.7%	4.4%	1.8%
Management estimate of severe weather (not in above)	-	-	-	-	-	-	-	1,054	-

Non-GAAP Free Cash Flow	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014	Q1 2015
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,854)	5,426	2,092	8,737	6,029	(2,693)
Times: 1 - Tax Rate = EBIAT	10,416	(17,443)	(28,029)	(1,769)	3,364	1,297	5,417	3,738	(1,670)
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,650	9,396	10,263	12,908	3,637
Plus: Non Cash Impairment of Assets and Goodwill	-	27,599	32,865	-	-	-	195	1,133	-
Minus: Net change in Working Capital	2,211	2,147	(24,868)	3,880	9,921	10,541	18,721	17,645	546
Non-GAAP Cash from Operations	21,146	21,761	43,208	5,926	3,093	152	(2,847)	134	1,421
Minus: Capital Expenditures net of Asset Sales	16,638	8,871	511	1,761	6,735	4,052	13,257	32,825	5,704
Minus: Business / Capital acquisitions	-	-	-	-	-	6,961	1,863	9,279	-
Non-GAAP Free Cash Flow (Note 6)	4,508	12,890	42,697	4,165	(3,642)	(10,861)	(17,967)	(41,970)	(4,283)

Current Assets	119,804	117,011	88,933	96,853	100,999	115,055	149,789	173,817	183,209
Current Liabilities	44,467	39,527	36,317	40,357	34,582	38,097	54,110	60,493	69,339
Net Working Capital	75,337	77,484	52,616	56,496	66,417	76,958	95,679	113,324	113,870
Change in Net Working Capital	2,211	2,147	(24,868)	3,880	9,921	10,541	18,721	17,645	546

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Recast Non-GAAP Information Year 2014 35 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company has recast the numbers for 2014 in the following ways: • Note 1 - Using the actual experience in claims and allowances in adjusting sales • Note 2 - Using the manufacturing variances in line with the actual experience achieved in 2013 in adjusting Cost of Sales • Note 3 - Eliminating the restructuring expense in Operating Income • Note 4 - Removing the Atlas and Burtco transaction expenses in adjusting Cost of Sales & General and Administrative costs • Note 4 - Removing the gain on purchase of Atlas and Burtco as a result of the write up of assets under fair value accounting • Note 5 - Removing the operating loss and loss on asset disposal in Discontinued Operations due to the closure of the Carousel line of business • Results do include results of Atlas Carpet Mills from March 2014 and Burtco from September 2014 Prior Year Actual Summary December 28, 2013 December 27, 2014 December 27, 2014 Recast Notes e Sales 344 407 408 (1) Operating Margin 85.6 95.5 107.2 (2) Operating Margin % 24.8% 23.5% 26.3% Operating Income (Loss) 8.9 (5.2) 13.9 (3) (4) Operating Income as % of Sales 2.6% -1.3% 3.4% EBITDA Cont Op's (2014 Recast Non-GAAP) 19.0 18.9 27.0 (5) Recast Non-GAAP

36 Facility Consolidation Information Facility Consolidation Plan Summary Q1 2015 Q2 2015 Q3 2015 Q4 2015 2016 Est East Coast Facility consolidation 605 595 - 227 165 East Coast Asset write off - - - - - West Coast Facility consolidation 170 100 109 - - Total facility consolidation and asset write off's 775 695 109 227 165